SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

☐	Definitive Information Statement

Enthrust Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

    Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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ENTHRUST FINANCIAL SERVICES, INC.

1270 Avenue of the Americas

New York, New York 10020

(212) 356-0500

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Enthrust Financial Services, Inc., a Delaware corporation (hereinafter “we”, “us” or “our”), has approved, and the holders of more than a majority of the outstanding shares of our common stock, par value $.001 per share (“Common Stock”) have executed a Written Consent In Lieu of a Special Meeting approving an amendment to our Certificate of Incorporation to change our name to “Rodman & Renshaw Capital Group, Inc.”

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Delaware General Corporation Law and our bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of the Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We will first mail the Information Statement on or about August __, 2007 to stockholders of record as of July 20, 2007.

August __, 2007	By Order of the Board of Directors of Enthrust Financial Services, Inc.

ENTHRUST FINANCIAL SERVICES, INC.

1270 Avenue of the Americas

New York, New York 10020

(212) 356-0500

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PRELIMINARY

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

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NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Enthrust Financial Services, Inc., a Delaware corporation (hereinafter “we”, “us” or “our”) is sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holders of a majority of our outstanding common stock, par value $.001 per share (the “Common Stock”) by written consent. No action is requested or required on your part.

What actions were taken by the written consent in lieu of a special meeting?

Our Board of Directors has, and stockholders holding at least a majority of the issued and outstanding shares of our Common Stock have, approved by written consent, an amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change our corporate name to “Rodman & Renshaw Capital Group, Inc.” Additional information regarding the Name Change Amendment is set forth below under “Approval of Name Change Amendment.”

How many shares were voted for the actions?

The Name Change Amendment was unanimously approved by our Board of Directors pursuant to action taken by written consent dated July 20, 2007, and by a majority of our stockholders pursuant to action taken by written consent dated July 26, 2007. The approval of the Name Change Amendment by the written consent of our stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of July 20, 2007, hereinafter the “Record Date.” As of the Record Date, 25,000,000 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 16,659,297 shares of our Common Stock, representing approximately 66.6% of the shares of our Common Stock entitled to vote on the Record Date, executed a Written Consent In Lieu of a Special Meeting.

Under Delaware General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Delaware General Corporation Law and our bylaws to approve and adopt the Name Change Amendment. Consequently, no further stockholder action is required.

Am I entitled to dissenter's rights?

The Delaware General Corporation Law does not provide for dissenter's rights for the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board of Directors and a majority of our stockholders have approved an amendment to our Certificate of Incorporation to change our corporate name to “Rodman & Renshaw Capital Group, Inc.” The name change is being effected to reflect the corporate identity of Rodman & Renshaw Holding, LLC, a Delaware limited liability company (“Holding”), which became our principal operating subsidiary on July 10, 2007. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached as Exhibit A.

Background

     On July 10, 2007 (the “Exchange Date”), pursuant to an Exchange Agreement, dated as of July 10, 2007, we completed a reorganization transaction with Holding, which indirectly held 80% of our outstanding shares of Common Stock. As a result of this reorganization transaction, which we refer to as the Exchange, Holding became our wholly-owned operating subsidiary and the holders of Holding’s outstanding debt and equity securities, or their respective members or stockholders (collectively, the “Holding Security Holders”) became our stockholders. Immediately after the Exchange, the shares held indirectly by Holding were cancelled and the Holding Security Holders were issued 98.6% of our issued and outstanding shares immediately after the Exchange.

     On the Exchange Date, each of our President and Chief Financial Officer resigned and our then sole director, Arnold P. Kling, appointed Edward Rubin, Holding’s President and a member of Holding’s board of directors, as an additional director of ours. They then appointed the officers of Holding as our new officers. In addition, they appointed the other members of the Holdings’ board of directors to our Board of Directors (the “New Directors”). The New Directors took office on July 22, 2007. Also, on the Exchange Date, Mr. Kling resigned from his position as our director effective as of July 22, 2007.

     Prior to the consummation of the Exchange, we were not engaged in any trade or business. As a result of the Exchange: (i) we adopted the business of Holding; (ii) the Holding Security Holders were issued 98.6% of our issued and outstanding shares of Common Stock immediately following the Exchange; (iii) Holding’s officers became our officers; and (iv) Holding’s directors became our directors.

     For more details on the Exchange, please refer to our Current Report on Form 8-K filed on July 11, 2007, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 10, 2007, after giving effect to the Exchange, certain information regarding the beneficial ownership of our Common Stock, the only class of securities we have currently outstanding, of (i) each director and named executive officers (as defined in the Executive Compensation Section below) individually, (ii) all directors and named executive officers as a group, and (iii) each person known to us who is known to be the beneficial owner of more than 5% of our Common Stock. In accordance with the rules of the United States Securities and Exchange Commission (the “SEC”), “beneficial ownership” includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Shares Beneficially Owned Immediately after the Exchange(1)
Name of Beneficial Owner(2)
	Number(3)	Percent

Wesley K. Clark(4)	425,980	1.7%
Michael Vasinkevich(5)	-	-
John J. Borer III	2,428,210	9.7%
Edward Rubin(6)	12,711,683	50.8%
Thomas Pinou(7)	445,543	1.8%
Matthew Geller(4)	106,495	*
Sam Dryden(8)	36,628	*
All officers and directors as a group (7 persons)(9)	16,154,540	63.2%
5% Shareholders:
Steven A. Horowitz(6) c/o Moritt Hock Hamroff & Horowitz 400 Garden City Plaza, Suite 202 Garden City, New York 11530	12,711,683	50.8%

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*	Less than 1.0%.
(1)

Under the rules and regulations of the SEC, beneficial ownership includes (i) shares actually owned, (ii) shares underlying options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of the date of July 10, 2007. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Unless otherwise indicated, the address for each person listed above is: c/o Enthrust Financial Sevices Inc., 1270 Avenue of the Americas, New York, New York 10020.
(3)	Based on 25,000,000 shares issued and outstanding on July 10, 2007, immediately after the Exchange.
(4)	Reflects shares underlying options that are currently exercisable at $3.78 per share.
(5)

Mr. Vasinkevich does not beneficially own any shares. Revere, a former member of Holding, beneficially owns 12,711,683 shares. ARF Trust, a trust for the benefit of Mr. Vasinkevich’s wife and children, owns a two-thirds membership interest in Revere. See note 6 below.

(6)

Shares owned by Revere, a former member of Holding. The members of Revere are the ARF Trust (two-thirds) and Edward Rubin (one-third). Steven A. Horowitz is the sole trustee of the ARF Trust and the wife and children of Michael Vasinkevich, our Vice Chairman, are its beneficiaries. Each of Messrs. Rubin and Horowitz has voting and disposition rights over all of the shares owned by Revere.

(7)	Includes 13,312 shares underlying options that are currently exercisable or exercisable within 60 days of July 10, 2007 at $3.78 per share.
(8)	Includes 6,778 shares underlying warrants that are currently exercisable at $7.00 per share.
(9)	Includes 552,566 shares underlying options and warrants that are currently exercisable or exercisable within 60 days of July 10, 2007.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of us.

INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers or directors have any substantial interest in the Name Change Amendment other than as set forth above in section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: 1270 Avenue of the Americas, New York, New York 10020.

MISCELLANEOUS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (212) 356-0500 or by mail to our address at 1270 Avenue of the Americas, New York, New York 10020, Attn: Corporate Secretary.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

August __, 2007	By Order of the Board of Directors of Enthrust Financial Services, Inc.

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF ENTHRUST FINANCIAL SERVICES, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Enthrust Financial Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify and set forth as follows:

1.    The name of the corporation is Enthrust Financial Services, Inc. (the “Corporation”).

2.    The Corporation’s original Certificate of Incorporation was filed on December 20, 2006.

3.    Resolutions were duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Corporation’s Certificate of Incorporation (the “Certificate of Amendment”), and declaring such Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders.

4.     Pursuant to the recommendation of the Board of Directors of the Corporation, this Certificate of Amendment was consented to in writing by the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.

5.     The Corporation's Certificate of Incorporation is hereby amended by amending and restating Article FIRST thereof to read as follows:

“The name of the corporation is Rodman & Renshaw Capital Group, Inc. (the “Corporation”).”

6.     This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, ENTHRUST FINANCIAL SERVICES, INC. has caused this Certificate of Amendment to be signed on this ___ day of _________ 2007.

ENTHRUST FINANCIAL SERVICES, INC.

By:
Name: John J. Borer, III
Title: Chief Executive Officer